Exhibit 32.2
Certification of Chief Financial Officer
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
          In connection with the Quarterly Report of Rocky Mountain Chocolate Factory, Inc. (the “Company”) on Form 10-Q for the quarterly period ended August 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer certifies, in his capacity as such, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:
          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 13, 2009	By	/s/ Bryan J. Merryman
Bryan J. Merryman, Chief Operating Officer, Chief Financial Officer, Treasurer and Director